UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2024

LIFECORE BIOMEDICAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-27446	94-3025618
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

3515 Lyman Boulevard
Chaska,	Minnesota	55318
(Address of principal executive offices)		(Zip Code)

(952) 368-4300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	LFCR	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to ABL Credit Agreement

On May 10, 2024, Lifecore Biomedical, Inc. (the “Company”), Curation Foods, Inc. (“Curation”) and Lifecore Biomedical Operating Company, Inc. (together with the Company and Curation, the “Borrowers”), and BMO Bank N.A. (f/k/a BMO Harris Bank N.A.) (“BMO”) entered into that certain Seventh Amendment to Credit Agreement (the “FILO Amendment”), which amended that certain Credit Agreement, dated as of December 31, 2020 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date of the FILO Amendment, the “ABL Credit Agreement” and the ABL Credit Agreement, as amended by the FILO Amendment, the “Amended ABL Credit Agreement”), by and among, inter alios, the Borrowers and BMO. The FILO Amendment established a “first-in-last-out” (“FILO”) tranche of revolving loans under the ABL Credit Agreement (such loans, “FILO Loans”), such FILO tranche being subject to a variable capped amount (the “FILO Cap”) as set forth therein. Additionally, all outstanding revolving loans under the Amended ABL Credit Agreement, up to the FILO Cap, will be deemed to be FILO Loans thereunder until repaid in full (on a last-out basis). All FILO Loans bear interest at a rate equal to SOFR plus 4.25% and any repayments of loans under the Amended ABL Credit Agreement will be applied first to non-FILO Loans and then to FILO Loans. The FILO Cap will be reduced on a monthly basis commencing October 1, 2025, with such reductions requiring the repayment of any outstanding revolving loans under the Amended ABL Credit Agreement if such reduction of the FILO Cap results in total revolving credit outstanding exceeding the maximum borrowing amount set forth therein.

The foregoing description of the FILO Amendment does not purport to be complete and is subject to, and qualified in its entirety by, reference to the text of the FILO Amendment, a copy of which is attached hereto as Exhibit 10.1, and is incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported, on February 13, 2024, the Company received a Staff Delisting Determination (the “Staff Determination”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that Nasdaq has initiated a process which could result in the delisting of the Company’s securities from Nasdaq as a result of the Company not being in compliance with Nasdaq Listing Rule 5250(c)(1) (the “Listing Rule”), which requires listed companies to timely file all required periodic financial reports with the Securities and Exchange Commission (the “SEC”). The Company appealed the Staff Determination, and, on April 16, 2024, the Company appeared for a hearing before the Nasdaq Hearings Panel (the “Panel”), in which the Company requested a further stay of any suspension or delisting action to enable the Company to regain compliance with the Listing Rule.

On May 8, 2024, the Panel issued a letter (the “May 8 Letter”) to the Company requesting additional information from the Company. The Panel indicated that, once the additional information was provided, it would consider whether to grant a further stay of any suspension or delisting action. On May 10, 2024 and May 14, 2024, the Company provided the additional information requested by the Panel.

The Panel has not yet responded to the additional information provided, nor has it yet determined whether to grant a further stay of any suspension or delisting action, although the Company anticipates that a decision will be forthcoming. The May 8 Letter has no immediate effect and will not immediately result in the suspension of trading or delisting of the Company’s securities.

The Company continues to work diligently to complete the delinquent periodic reports and intends to file the delinquent periodic reports as promptly as possible to regain compliance under the Listing Rule. However, there can be no assurance that such periodic reports will be filed before the expiration of any stay granted by Nasdaq, or that the Panel will grant the Company’s request for a further stay of any suspension or delisting action.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are furnished as part of this report:

Exhibit No.	Description
10.1	Seventh Amendment to Credit Agreement, dated May 10, 2024, by and among Lifecore Biomedical, Inc., Curation Foods, Inc., Lifecore Biomedical Operating Company, Inc., and BMO Bank N.A.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes information that constitutes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Words such as “anticipate”, “estimate”, “expect”, “project”, “plan”, “intend”, “believe”, “may”, “might”, “will”, “should”, “can have”, “likely” and similar expressions are used to identify forward-looking statements. These forward-looking statements are based on the Company’s current beliefs, assumptions and expectations regarding future events, which in turn are based on information currently available to the Company. By their nature, forward-looking statements address matters that are subject to risks and uncertainties. A variety of factors could cause actual events and results to differ materially from those expressed in or contemplated by the forward-looking statements. These factors include, without limitation, the Company’s ability to respond in a timely and satisfactory matter to the inquiries by Nasdaq, the Company’s ability to regain compliance with Listing Rule prior to the delisting or suspension, or at all, any determination of Nasdaq, and the risk that the completion and filing of its delinquent or future filings will take longer than expected. For additional information about factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to the Company’s filings with the Securities and Exchange Commission, including the risk factors contained in its most recent Annual Report on Form 10-K and the Company’s other subsequent filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by applicable laws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2024

LIFECORE BIOMEDICAL, INC.

By:	/s/ John D. Morberg
John D. Morberg
Executive Vice President and Chief Financial Officer